American Century Municipal Trust Summary Prospectus Supplement Tax-Free Money Market Fund
Supplement dated July 8, 2016 ■ Summary Prospectus dated October 1, 2015

In response to amendments to Rule 2a-7 under the Investment Company Act of 1940, this fund will be designated a retail money market fund on October 14, 2016. To prepare for this transition, the fund is now closed to any investments from accounts that are not beneficially owned by natural persons. Additionally, the fund and its authorized agents and intermediaries will begin involuntarily redeeming current accounts that are not beneficially owned by natural persons on September 9, 2016.

Additionally, beginning on October 14, 2016, this fund will have the ability to implement liquidity fees and/or redemption gates as described below.

The following replaces the Principal Loss bullet point under the Principal Risks section on page 2 of the summary prospectus:

Principal Loss – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning on October 14, 2016, the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is added as the first paragraph under the Purchase and Sale of Fund Shares section on page 3 of the summary prospectus:

The fund is only available for purchase by accounts that are beneficially owned by natural persons. On September 9, 2016, the fund will begin involuntarily redeeming shares in any account not beneficially owned by a natural person.

The following is added as the sixth paragraph under the Purchase and Sale of Fund Shares section on page 3 of the summary prospectus:

Beginning on October 14, 2016, the fund may impose a liquidity fee of up to 2% on fund redemptions or temporarily suspend redemptions for up to 10 business days in a rolling 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets. Any redemption request received while redemptions are suspended will be canceled. If the fund’s weekly liquid assets fall below 10% of its total assets, the fund must impose a liquidity fee of 1% on fund redemptions, unless the Board of Trustees determines that such fee would not be in the best interest of the fund. We will post announcements regarding the imposition of any liquidity fee or redemption gate, or the termination thereof, on the fund’s website, www.americancentury.com, and file such notice with the Securities and Exchange Commission.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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